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                                                                   EXHIBIT 10.47


             AMENDMENT NO. 1 TO CREDIT AGREEMENT AND LIMITED WAIVER

         This AMENDMENT NO. 1 TO CREDIT AGREEMENT AND LIMITED WAIVER (this "Amendment") is entered into as of September 29, 1997 among CKE Restaurants, Inc., the Lenders and Banque Paribas, as Agent.

                                    RECITALS

         CKE Restaurants, Inc., a Delaware corporation (the "Borrower"), certain financial institutions (the "Lenders") and Banque Paribas, as agent (in such capacity, the "Agent") are parties to that certain Credit Agreement, dated as of July 15, 1997 (as amended hereby and as further amended, restated, supplemented or otherwise modified, the "Credit Agreement").

         Star Buffet, Inc., a newly-formed, wholly-owned Subsidiary of the Borrower ("Star Buffet") proposes to assume certain Indebtedness (the "Star Buffet Indebtedness") in connection with its acquisition of certain assets of North Restau rants, Inc. and, in connection therewith, the Borrower proposes to enter into a guaranty, pursuant to which the Borrower will guarantee the repayment by Star Buffet of the Star Buffet Indebtedness (the "Guaranty").

         Summit Family Restaurants Inc., a wholly-owned Subsidiary of the Borrower ("Summit") proposes to sell certain of its assets identified on
Schedule I hereto (the "Summit Assets") to a newly formed, wholly-owned Subsidiary of the Borrower, for a sale price equal to the book value of the Summit Assets (the "Summit Sale").

         Casa Bonita Incorporated, an indirect, wholly-owned Subsidiary ("CB") of the Borrower proposes to sell certain of its assets identified on Schedule II hereto (the "CB Assets") to Summit, for a sale price equal to the book value of the CB Assets (the "CB Sale").

         The Borrower has requested that the Agent and the Lenders amend and grant certain waivers with respect to, certain provisions of the Credit Agreement in connection with the Guaranty, the Summit Sale and the CB Sale, all as more fully described herein.

         The Agent and the Banks have agreed to grant such amendments and waivers upon the terms and conditions set forth herein.


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                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

         Section 2. Amendments to the Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

            (a) Definitions. Section 1.1 of the Credit Agreement is hereby amended by adding, in proper alphabetical order, the following definition:

         "Star Buffet Guaranty" shall mean that certain guaranty to be executed by the Borrower in favor of United States National Bank of Oregon, in an aggregate principal amount not in excess of $7,000,000.

            (b) Indebtedness. Section 7.2 of the Credit Agreement is hereby amended by (i) deleting the word "and" as it appears immediately after the words "7.6(a)" in subsection (c) thereof and replacing such word with a comma and (ii) adding, immediately before the semicolon as it appears at the end of subsection
(c) thereof, the words "and 7.6(d)."

            (c) Contingent Obligations. Section 7.6 of the Credit Agreement is hereby amended by (i) deleting the word "and" as it appears at the end of subsection (b) thereof, (ii) deleting the period as it appears at the end of subsection (c) thereof and replacing such period with a semicolon and the word "and" and (iii) adding the following new subsection (d):

            "(d) pursuant to the Star Buffet Guaranty."

         Section 3. Limited Waiver. Subject to the terms and conditions set forth herein, the Agent and the Banks hereby agree to waive the requirements of
Section 7.5(a)(i) of the Credit Agreement (i) solely to the extent that the sale price paid to Summit for the Summit Assets is less than the fair market value of such assets at the time of the Summit Sale and (ii) solely to the extent that the


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sale price paid to CB for the CB Assets is less than the fair market value of such assets at the time of the CB Sale.

         Section 4. Conditions to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

            (a) Amendment. This Amendment shall have been duly executed and delivered by the Borrower and the Required Lenders.

            (b) Officer's Certificate. The Agent shall have received a certificate of an Authorized Officer of the Borrower certifying as to the matters set forth in Sections 5(a) and 5(b) of this Amendment.

            (c) Transaction Documentation. The Agent shall have approved the form and substance of each of the agreements to be executed by the Borrower in connection with each of the transactions contemplated by Sections 2 and 3 of this Amendment.

            (d) Additional Matters. The Agent shall have received such other certificates, opinions, documents and instruments relating to the transactions contemplated hereby as may have been requested by the Agent or any Lender, in each case, in form and substance satisfactory to the Agent.

         Section 5. Representations and Warranties. The Borrower represents and warrants to the Agent and the Lenders, as of the date hereof, that both before and after giving effect to this Amendment:

            (a) no Default or Event of Default has occurred and is continuing;
and

            (b) all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents (other than those that expressly speak only as of a different date) are true and correct.


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         Section 6. Miscellaneous.

            (a) Effect; Ratification. The amendments and waivers set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, consent or modification of any other term or condition of the Credit Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein. Each reference in the Credit Agreement to "this Agreement", "herein", "hereof" and words of like import and each reference in the other Loan Documents to the "Agreement" or the "Credit Agreement" shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Credit Agreement and each other instrument or agreement referred to therein, except as herein amended or waived, are hereby ratified and confirmed and shall remain in full force and effect.

            (b) Loan Documents. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

            (c) Costs, Fees and Expenses. The Borrower agrees to pay all costs, fees and expenses (including the reasonable fees and expenses of counsel to the Agent) incurred in connection with the preparation, execution and delivery of this Amendment as required pursuant to the Credit Agreement.

            (d) Headings Descriptive. The headings of the several Sections and Subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision or term of this Amendment.

            (e) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

            (f) Severability. Any provision contained in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.


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            (g) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

            (h) WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.


                                    * * * *


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         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                                        CKE RESTAURANTS, INC.


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        BANQUE PARIBAS, as Agent and as a Lender

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        BANK OF MONTREAL


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



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                                        NATEXIS BANQUE
                                        (previously Banque Francaise du Commerce
                                        Exterieur)


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        CREDITANSTALT-BANKVEREIN


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



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                                        THE DAI-ICHI KANGYO BANK, LTD.,
                                        LOS ANGELES AGENCY


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        DEUTSCHE BANK AG, NEW YORK BRANCH
                                        AND CAYMAN ISLANDS BRANCH


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        FIRST BANK & TRUST


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



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                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                        LTD., LOS ANGELES AGENCY


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        MANUFACTURERS BANK


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        THE SAKURA BANK, LIMITED,
                                        LOS ANGELES AGENCY


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



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                                        THE SANWA BANK, LIMITED,
                                        LOS ANGELES BRANCH


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        SUMITOMO BANK OF CALIFORNIA


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        THE SUMITOMO TRUST & BANKING CO., LTD.,
                                        LOS ANGELES AGENCY


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        UNITED STATES NATIONAL BANK OF OREGON


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



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                                        WELLS FARGO BANK


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        BANK OF AMERICA NT&SA


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        NATIONAL BANK OF KUWAIT, S.A.K.,
                                        GRAND CAYMAN BRANCH


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________




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